EQUITABLE                       Application  Number:_______________(Page 1 of 8)

           VARIABLE INCOME IMMEDIATE ANNUITY OR VARIABLE/FIXED INCOME
                         IMMEDIATE ANNUITY APPLICATION

Client: Use this form to request a variable income immediate annuity or a combination variable and fixed income immediate annuity. If only the fixed income immediate annuity option is desired, complete Form #180-335.

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 I.  PERSONAL DATA

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 1.  ANNUITANT INFORMATION

        |_|  Mr.     |_|  Mrs.     |_| Ms.      |_| Other Title:________________

        ________________________________________________________________________
             FIRST NAME              MIDDLE INITIAL            LAST NAME

        Date of Birth:    Month _________  Day____________       Year_____
        (SUBMIT EVIDENCE OF AGE, E.G. A BIRTH CERTIFICATE, PASSPORT.)

        Address:   _____________________________________________________________
                                          NUMBER AND STREET

                   _____________________________________________________________
                           CITY              STATE                     ZIP CODE

        Social Security or Tax ID #: ___________________________________________

        Contract #:_____________________________________________________________

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 2.  JOINT ANNUITANT INFORMATION, IF ANY

        |_|  Mr.     |_|  Mrs.     |_| Ms.      |_| Other Title:________________

        ________________________________________________________________________
             FIRST NAME              MIDDLE INITIAL            LAST NAME

        Date of Birth:    Month __________ Day____________       Year_____
        (SUBMIT EVIDENCE OF AGE AS DESCRIBED IN SECTION 1 ABOVE.)

        Address:   _____________________________________________________________
                                          NUMBER AND STREET
                   _____________________________________________________________
                           CITY              STATE                     ZIP CODE

        Social Security or Tax ID #: ___________________________________________

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3.   OWNER INFORMATION* (COMPLETE IF OTHER THAN THE ANNUITANT)
        |_|  Trustee of Plan  |_|  Other


        ________________________________________________________________________
             FIRST NAME              MIDDLE INITIAL            LAST NAME

        Address:   _____________________________________________________________
                                          NUMBER AND STREET

                   _____________________________________________________________
                           CITY              STATE                     ZIP CODE

        Social Security or Tax ID #: ___________________________________________

     *Not available if Qualified-IRA Rollover elected in Section 8B.

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FORM 181-446( ) CAT. #127227

                                Application  Number:_______________(Page 2 of 8)

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4.   SUCCESSOR OWNER INFORMATION* (COMPLETE IF OTHER THAN THE ANNUITANT AND ONLY
     IF A LIFE ANNUITY OR JOINT & SURVIVOR LIFE ANNUITY IS ELECTED IN SECTION
     10)

        THIS PERSON SUCCEEDS AS OWNER IF OWNER PREDECEASES ANNUITANT

        ________________________________________________________________________
             FIRST NAME              MIDDLE INITIAL            LAST NAME

        Date of Birth:    Month _________  Day____________       Year_____

        Address:   _____________________________________________________________
                                          NUMBER AND STREET

                   _____________________________________________________________
                           CITY              STATE                     ZIP CODE

        Social Security or Tax ID #: ___________________________________________

     * Not available if Qualified-IRA Rollover elected in Section 8B.

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 5.  BENEFICIARY(IES) INFORMATION

     (APPLICABLE ONLY IF ANNUITY PROVIDES A CERTAIN PERIOD AND THE TERM OF THE PERIOD HAS NOT EXPIRED)

     INCLUDE FULL NAME(S), SOCIAL SECURITY NUMBER(S), ADDRESS(ES), AND RELATIONSHIP(S) TO OWNER

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


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6.  PAYEE  (COMPLETE IF OTHER THAN THE OWNER)
     Full Name of Payee: _______________________________________________________
     Social Security or Tax ID #: ______________________________________________
     Full Name of Joint Payee, if any: _________________________________________
     Social Security or Tax ID #: ______________________________________________

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 7.  SEND PAYMENTS TO:

     (IF PAYMENTS ARE TO BE DEPOSITED DIRECTLY TO A BANK CHECKING OR SAVINGS ACCOUNT, DO NOT COMPLETE THIS ITEM; COMPLETE AN EQUITABLE LIFE ASSURANCE SOCIETY ("EQUITABLE") DIRECT DEPOSIT FORM #331-2681 AND SUBMIT IT WITH THIS APPLICATION.)


        Address:   _____________________________________________________________
                                          NUMBER AND STREET

                   _____________________________________________________________
                           CITY              STATE                     ZIP CODE


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FORM 181-446( ) CAT. #127227

                                Application  Number:_______________(Page 3 of 8)

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 II. ELECTIONS

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 8.  TYPE OF PLAN REQUESTED  (COMPLETE A, B, C, OR D)

     |_|  A.  Non-Qualified
     |_|  B.  Qualified-IRA Rollover
     |_|  C.  Qualified Trustee Purchase
              (APPLICATION MUST BE SIGNED BY PROPOSED ANNUITANT AND TRUSTEE.) |_| Defined Contribution Plan
              (Attach "Basic Installation Information" Form)
     |_|  D.  Other - Explain  _________________________________________________

              __________________________________________________________________

              __________________________________________________________________

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9.   PREMIUM INFORMATION (MINIMUM $10,000)
     Amount remitted with this application $______________ (CHECKS MUST BE MADE PAYABLE TO EQUITABLE.)

     IMPORTANT - The effective date (contract date) of the annuity is the date a properly completed and signed application and the single premium are received by Equitable's Processing Office. The first installment payment is payable one month after the effective date.

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 10. FORM OF ANNUITY

     |_|  Life                            |_|      Joint and Survivor Life
     |_|  Life Period Certain ____ Yrs.   |_|      Joint & Survivor Life Period
                                                   Certain ____ Yrs.

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11.  PREMIUM ALLOCATION

     (YOU HAVE TWO OPTIONS AVAILABLE REGARDING YOUR ANNUITY: A) ALLOCATE THE PREMIUM BETWEEN A FIXED INCOME ANNUITY AND A VARIABLE INCOME ANNUITY OR B) SPECIFY THE DOLLAR AMOUNT OF THE FIXED INCOME ANNUITY YOU WANT TO RECEIVE EACH MONTH, IN WHICH EVENT WE WILL CALCULATE YOUR VARIABLE INCOME ANNUITY)

     COMPLETE EITHER A OR B, AND ALSO COMPLETE SECTION 12.

     A.   Allocation of Premium
     |_|  _____% Fixed Income Annuity Option*
     |_|  _____% Variable Income Annuity Option
     ALLOCATION MUST TOTAL 100%


     B.   SPECIFICATION OF FIXED INCOME ANNUITY OPTION AMOUNT

     I want to receive $_________ each month as a Fixed Income Annuity. I understand that all premium not used towards my Fixed Income Annuity will be used towards my Variable Income Annuity, which I will also receive each month.

     *IF ALLOCATION IS 100% TO A FIXED INCOME ANNUITY, COMPLETE FORM #180-335.

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FORM 181-446( ) CAT. #127227

                                Application  Number:_______________(Page 4 of 8)

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12.  INVESTMENT FUND ALLOCATION (VARIABLE INCOME ANNUITY OPTION ONLY)

     I want the premium that is being applied to my Variable Income Annuity to be allocated as follows (enter whole numbers to total 100%.)

     __%      Conservative Investors          __%      International
     __%      Balanced                        __%      Aggressive Stock
     __%      Growth Investors                __%      Money Market
     __%      Growth and Income               __%      Intermediate Government
     __%      Equity Index                    __%      Quality Bond
     __%      Common Stock                    __%      High Yield
     __%      Global
                                                 100%    TOTAL

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13.    AGREEMENT

     It is hereby agreed by the undersigned that:

     o All information and statements furnished in this application are true and complete to the best of my knowledge and belief.

     o I understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable's behalf, or to waive or alter any of Equitable's rights and regulations.

     o I hereby certify that I have read, understood, and completed the requirements under PART III, IMPORTANT NOTICES.

     o Certification -- Under the penalties of perjury I certify that the number shown on this form is my correct Social Security or Taxpayer Identification Number.

     o If item 8C is checked, it is the trustee's obligation to ensure that spousal consent, if required, is obtained.

     o I understand that under the variable income annuity benefit, the amount of each monthly payment after the first three, which are fixed, may increase or decrease depending on the investment experience of the Investment Funds of Equitable's Separate Account A and are not guaranteed as to dollar amount.

     ---------------------------------------------------------------------------
     LAWS IN YOUR STATE MAY MAKE IT A CRIME TO FILL OUT AN INSURANCE OR ANNUITY APPLICATION WITH INFORMATION YOU KNOW IS FALSE OR TO LEAVE OUT MATERIAL FACTS.
     ---------------------------------------------------------------------------

     ____________________________________________   ____________________________
     SIGNATURE OF PROPOSED ANNUITANT         DATE       CITY         STATE

     ____________________________________________   ____________________________
     SIGNATURE OF PROPOSED JOINT ANNUITANT   DATE       CITY         STATE

     ____________________________________________   ____________________________
     SIGNATURE OF OWNER                      DATE       CITY         STATE

     (If other than the Proposed Annuitant. If corporation, show firm's name and signature of authorized officer). If owner is trustee, check box: |_|

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FORM 181-446( ) CAT. #127227

                                Application  Number:_______________(Page 5 of 8)

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III.   IMPORTANT NOTICES

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14.  NOTICE OF WITHHOLDING OF INCOME TAX

     Federal tax law requires Equitable to withhold Federal income tax from the taxable portion of your annuity unless you elect not to have withholding apply. Withholding will be done on the same basis as wage withholding. Unless you request otherwise on the form below, Equitable will be required to withhold on the basis that you are married claiming three exemptions.

     Federal law also requires that you provide us with your correct Taxpayer Identification Number(s) (TIN(s)). If you fail to provide us with your correct TIN, usually a Social Security Number, Equitable will be required to withhold on the basis that you are single claiming no exemptions. If you are a U.S. citizen and are presently residing outside of the United States, Equitable must withhold Federal income tax based on your withholding exemptions. You cannot elect to have no withholding on the taxable portion of your payments. If you are not a U.S. citizen, indicate below so that appropriate withholding, if any, can be done.

     |_| I am a U.S.          |_| I am not a U.S.            |_| I am a citizen
         citizen                  citizen                        of:____________

     Certain states may also require income tax withholding from the taxable portion of your annuity. In most cases, your Federal withholding election would also apply to a state withholding election, although the rate of tax may vary among states. Please note, however, Equitable will only perform mandatory withholding if required by state law.

     If you DO NOT want taxes withheld, check Box A below. Make sure that the correct TIN's have been entered in the applicable sections, and that you have completed the certification statements below. If you want taxes withheld, check Box B below. Check Box C below for additional amounts to be withheld in addition to the withholding based on the withholding allowances specified under B.

     Your election will remain in effect until you file a new election and you may make or revoke an election as often as you wish. Any complete election or revocation will take effect within 30 days of the date Equitable receives it at the Processing Office.

     If you elect NOT to have taxes withheld, or if the amount of Federal tax withheld is not enough, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. For this purpose, you may wish to consult your tax adviser.

     A.     |_| I DO NOT want Federal income tax (or State income tax, if
                applicable) withheld from my periodic payments. (DO NOT complete lines B or C.)

     B.     |_| I want Federal income tax (and any applicable State income tax)
                withheld on the following basis. (You may also designate an additional amount of Federal withholding on Line C.)
                Marital Status: |_| Married |_| Single
                For Federal purposes, number of withholding allowances: _______.

     C.     |_| I want the following additional amount of Federal income tax withheld from each periodic payment: $_____________. (You must also complete Line B).


                ______________________________
                       SIGNATURE OF OWNER

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FORM 181-446( ) CAT. #127227

                                Application  Number:_______________(Page 6 of 8)

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15.  SPOUSAL CONSENT REQUIREMENT

     For Plans with funds subject to the Employee Retirement Income Security Act of 1974 (ERISA), if you are a current or former participant in one of these plans, your spouse is entitled to benefits under the plan in accordance with the Retirement Equity Act of 1984 (REA). You may not elect a payout form other than a 50% or more Joint and Survivor Life Annuity without your current spouse's consent. You will also need your current spouse's written consent to designate a beneficiary other than your spouse.

     ONE OF THE FOLLOWING STATEMENTS MUST BE COMPLETED AND WITNESSED BY A NOTARY PUBLIC OR PLAN ADMINISTRATOR:

     1. I am the current spouse of the above-named Annuitant who is completing this Form and I hereby consent by my signature appearing below to the election to have benefits paid in a form other than a Joint and Survivor Life Annuity. I further acknowledge that I understand that I have the right to receive a minimum Joint and Survivor Life Annuity benefit which would provide payments to me for my life commencing after the death of the Annuitant. I acknowledge that I hereby waive this right and that I understand the consequences of this consent to the election in SECTION 10. I also consent to the beneficiary designation as stated in SECTION 5.

          ____________________________________________________________
          SPOUSE OF ANNUITANT                             DATE

     2.   I am the above-named Annuitant and I certify that I am not married.

          ____________________________________________________________
          SIGNATURE OF ANNUITANT                          DATE

          State of ________________ County of _______________ on the _______ day
          of ______________, 19____ before me personally appeared
          ___________________________________, to me known to be the person(s)
          described in, and who executed, the foregoing instrument, and acknowledged that (s)he executed the same.

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     TITLE AND SIGNATURE OF NOTARY PUBLIC OR PLAN ADMINISTRATOR

     NOTE: The Trustee/Authorized Individual, by signing as Owner in SECTION 13, certifies that either spousal consent will be received by the Trustee prior to payments, or that the Annuitant is unmarried.

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FORM 181-446( ) CAT. #127227

                                Application  Number:_______________(Page 7 of 8)

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16.  INFORMATION TO SATISFY REGULATORY REQUIREMENTS

     A.   DID ANNUITANT RECEIVE A VARIABLE INCOME ANNUITY PROSPECTUS?
          |_| Yes          |_| No

          ______________________________________________________________________
          DATE OF PROSPECTUS         DATE(S) OF ANY SUPPLEMENT(S) TO PROSPECTUS

     B. WILL ANY EXISTING INSURANCE OR ANNUITY BE (OR HAS IT BEEN) REPLACED OR CHANGED, ASSUMING THE CONTRACT APPLIED FOR WILL BE ISSUED? |_| Yes |_| No If Yes, complete the following:

          ______________________________________________________________________
          YEAR ISSUED     TYPE OF PLAN        COMPANY           CONTRACT NUMBER

     C. NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) INFORMATION (AS REQUIRED BY THE NASD)

________________________________________________________________________________
EMPLOYER'S NAME                                     OWNER/ANNUITANT'S OCCUPATION

________________________________________________________________________________
EMPLOYER'S STREET ADDRESS

________________________________________________________________________________
CITY                                STATE                               ZIP CODE

________________________________________________________________________________
ESTIMATED ANNUAL FAMILY INCOME                               ESTIMATED NET WORTH

     Investment Objective: |_|  Income*     |_|  Income & Growth     |_|  Growth
                           |_|  Aggressive Growth      |_|  Safety of Principal*

     Is Owner or Annuitant associated with or employed by a member of the NASD? |_| Yes |_| No

     *If these objectives are checked, see Statement below:

     Applicable only to Owners who checked "Income" and/or "Safety of Principal" in SECTION 16 above:

     I acknowledge that it is my intention to purchase a Variable Income Annuity contract. I further acknowledge that the variable income annuity provides for fixed payments for the first three months and payments thereafter may be higher or lower depending on the performance of the Investment Funds of Equitable's Separate Account A. I also understand that a fixed income annuity is recommended in view of my investment objective(s) as chosen in the above SECTION 16. However, by my signature in SECTION 13, I have declined a fixed income annuity and am affirmatively electing a variable income annuity.

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17.  SPECIAL INSTRUCTIONS
     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

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FORM 181-446( ) CAT. #127227

                                Application  Number:_______________(Page 8 of 8)

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                                  AGENT SECTION
     PRODUCTION CREDITS

     (Please Print)                                                    DISTRICT
     AGENT'S NAME(S)         INITIAL OF     AGENT   AGENT     AGENCY    MANAGER
     SERVICE AGENT FIRST     LAST NAME      NUMBER    %        CODE       CODE

     ___________________________________________________________________________

     ___________________________________________________________________________


     Was or will an existing annuity or insurance contract be replaced, assuming the contract applied for will be issued?
      |_|  Yes      |_|  No
     I (We) certify that:
     1) I (We) have asked and recorded completely and accurately the answers to all questions on the application. I (We) know of nothing affecting the risk that has not been recorded herein.
     2) A prospectus for the contract has been given to the proposed owner and that no written sales materials other than those approved by Equitable have been used.

     Signature: ______________________________________________  Date: __________


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                                   FOR ASU USE

     APP.  REC'D   DATE TO        DATE REC'D
     NO.   ASU     PROC. OFFICE   PROC. OFFICE  |_|  CASH  $_____   |_| CAMPAIGN

                                                REFERRED BY:  __________________


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SEND COMPLETED APPLICATION TO

IF BY: Regular Mail (U.S. Postal Service) SEND TO: Equitable, P.O. Box 2494, New York, NY 10116-2494
IF BY: Express Mail Service SEND TO: Equitable, Annuity Benefits Division, 200 Plaza Drive, 3rd Floor, Secaucus, NJ 07094-1583

Toll-Free Number:  1-800-245-1230



FORM 181-446( ) CAT. #127227